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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 8, 2003



                               TXU EUROPE LIMITED
             (Exact name of registrant as specified in its charter)



      ENGLAND AND WALES                 001-15709                98-0188080
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)



          THE ADELPHI, 1-11 JOHN ADAM STREET, LONDON, ENGLAND WC2N 6HT (Address of principal executive offices, including zip code)


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 011-44-207-879-8081



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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

          TXU Europe Limited (TXU Europe) is a private limited company incorporated under the laws of England and Wales on February 5, 1998. On November 19, 2002, TXU Europe and several of its subsidiaries were placed under the "administration" process in the United Kingdom (described in Form 8-K, filed on December 6, 2002 by TXU Europe). TXU Europe is filing this Current Report on Form 8-K to provide additional information to its investors.


CREDITORS' REPORTS AND PROPOSALS RECENTLY FILED BY TXU EUROPE WITH THE HIGH COURT OF JUSTICE, CHANCERY DIVISION, COMPANIES IN ENGLAND AND WALES (COURT)

          The administrators with respect to TXU Europe, TXU Acquisitions Group Limited, The Energy Group Limited and TXU Europe Group PLC filed reports with the Court as described below, copies of which are available on the Internet at the addresses indicated:

          http://www.kpmg.co.uk/kpmg/uk/image/txu_europe_limited.pdf provides a link to the report filed on January 8, 2003 with respect to TXU Europe, TXU Acquisitions Limited and The Energy Group Limited. The report is entitled Administrator's Proposals and Statements Prescribed by Section 23 of the Insolvency Act 1986 and Rule 2.16 of the Insolvency Rules 1986.

          http://www.kpmg.co.uk/kpmg/uk/image/txu_europe_group_plc.pdf. provides a link to the report filed December 19, 2002 with respect to TXU Europe Group PLC. The report includes: Statement of Proposals for the Company Pursuant to
Section 23 of the Insolvency Act 1986; Report and Information in respect of the Company pursuant to Rule 2.16 of the Insolvency Rules 1986; Notice of Creditors' Meeting; Creditors Claim Form; and Proxy Form.


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SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TXU EUROPE LIMITED

                                       By:  /s/ Henry Davies
                                            ---------------------------------
                                            Name:   Henry Davies
                                            Title:  Principal Accounting Officer



Date:  April 16, 2003